ACQUISITIONS	6 Months Ended
Jun. 30, 2018
Disclosure Text Block [Abstract]
BUSINESS COMBINATIONS

2. ACQUISITIONS

The following investment was accounted for using the acquisition method, and the results of operations have been included in the consolidated financial statements since the date of acquisition.

Brookfield Renewable previously acquired TerraForm Global, Inc. (“GLBL”) on December 28th, 2017. Included in the net identifiable assets of GLBL was $56 million in restricted cash and deposits for the acquisition of controlling interests (ranging between 65% and 70%) in three separate companies that cumulatively operate 49 MW of wind and solar assets in South Africa (“BioTherm”).

In March 2018, Brookfield Renewable acquired BioTherm for a total consideration of $71 million. This amount was transferred in two tranches and included the aforementioned deposit which was a cash payment of $12 million and deferred consideration of $3 million.

The total acquisition costs of less than $1 million were expensed as incurred and have been classified under Other in the consolidated statement of income.

The provisional purchase price allocation, at fair value, with respect to the acquisition is as follows:

(MILLIONS)
Cash and cash equivalents	$12
Trade receivables and other current assets	7
Property, plant and equipment, at fair value	158
Current liabilities	(3)
Current portion of long-term debt	(3)
Financial instruments	(2)
Long-term debt	(69)
Deferred income tax liabilities	(35)
Non-controlling interests	(21)
Fair value of net assets acquired	44
Goodwill (Note 12)	27
Purchase price	$71